UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2016
___________

PARKWAY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-209052 (Commission File Number)	47-5486027 (I.R.S. Employer Identification No.)

101 Jacksonville Circle Floyd, Virginia (Address of principal executive offices)	24091 (Zip Code)

Registrant's telephone number, including area code: (540) 745-4191

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2016, Parkway Acquisition Corp. (the "Company") completed the previously-announced merger with Grayson Bankshares, Inc. ("Grayson") and Cardinal Bankshares Corporation ("Cardinal"). Pursuant to the Agreement and Plan of Merger, dated as of November 6, 2015, by and among the Company, Grayson and Cardinal (the "Merger Agreement"), Grayson and Cardinal merged with and into the Company, with the Company as the surviving corporation (the "Merger"). Pursuant to the terms of the Merger Agreement, each share of Grayson common stock was converted into the right to receive 1.76 shares of the Company's common stock, and each share of Cardinal common stock was converted into the right to receive 1.3 shares of the Company's common stock. Additionally, Grayson and Cardinal shareholders will receive cash in lieu of fractional shares.

Immediately following the Merger, Bank of Floyd merged with and into Grayson National Bank, with Grayson National Bank as the surviving banking entity and a wholly owned subsidiary of the Company.

The above description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this report.

Item 5.01   Changes in Control of Registrant.

The disclosure set forth under Item 2.01 is incorporated by reference into this Item 5.01.

Item 8.01   Other Events.

On July 6, 2016, the Company issued a press release announcing the completion of the Merger.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by Rule 8-04 of Regulation S-X were previously filed with the Registration Statement on Form S-4 (File No. 333-209052), which became effective on April 20, 2016, and pursuant to General Instruction B.3 of Form 8-K are not filed with this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The financial statements required by Rule 8-05 of Regulation S-X were previously filed with the Registration Statement on Form S-4 (File No. 333-209052), which became effective on April 20, 2016, and pursuant to General Instruction B.3 of Form 8-K are not filed with this Current Report on Form 8-K.

(d)  Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of November 6, 2015, by and among Parkway Acquisition Corp., Grayson Bankshares, Inc. and Cardinal Bankshares Corporation (attached as Exhibit 2.1 to the Company's Registration Statement on Form S-4 filed on January 20, 2016, and incorporated herein by reference).

99.1	Press release dated July 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKWAY ACQUISITION CORP.
(Registrant)

Date: July 7, 2016	By:	/s/ Blake M. Edwards
Blake M. Edwards
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of November 6, 2015, by and among Parkway Acquisition Corp., Grayson Bankshares, Inc. and Cardinal Bankshares Corporation (attached as Exhibit 2.1 to the Company's Registration Statement on Form S-4 filed on January 20, 2016, and incorporated herein by reference).

99.1	Press release dated July 6, 2016.